UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2009
COEUR D’ALENE MINES CORPORATION
(Exact name of Registrant as specified in its charter)

Idaho (State or Other Jurisdiction of Incorporation)	1-8641 (Commission File Number)	82-0109423 (I.R.S. Employer Identification No.)

505 Front Avenue, P.O. Box “I” Coeur d’Alene, Idaho (Address of Principal Executive Office)	83816 (Zip Code)
Registrant’s telephone number, including area code: (208) 667-3511
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 2.02 Results of Operations and Financial Condition.
     On May 11, 2009, Coeur d’Alene Mines Corporation (the “Registrant”) issued a press release announcing its financial results for the quarter ended March 31, 2009. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished herewith:
Exhibit 99.1	Press Release issued by the Registrant on May 11, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D’ALENE MINES CORPORATION (Registrant)
Dated: May 11, 2009	By:	/s/ Mitchell J. Krebs
Mitchell J. Krebs
Senior Vice President and Chief Financial Officer